SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

AMPLIFY SNACK BRANDS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37530	47-1254894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West 5th Street, Suite 1350 Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512.600.9893

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 2, 2016, Amplify Snack Brands, Inc. (“Amplify”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on September 2, 2016, Amplify completed its acquisition of Crisps Topco Limited (“Tyrrells”). This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of Tyrrells and the unaudited pro forma condensed combined financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to those items. All other items in the Original Form 8-K remain the same.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Tyrrells for the periods ended April 1, 2016 and March 27, 2015 are filed herewith as Exhibit 99.2. The consent of KPMG LLP, Tyrrells’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A. Such consolidated financial statements of Tyrrells were prepared in accordance with International Financial Reporting Standards issued by the International Accounting Standards Board (IASB).

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Amplify and Tyrrells for the year ended December 31, 2015 and for the nine months ended September 30, 2016 are filed herewith as Exhibit 99.3.

(d)	Exhibits

Exhibit No.	Description

2.1*	Share Purchase Agreement by and among Crisps Holdings Limited, individual selling equityholders, Thunderball Bidco Limited and SkinnyPop Popcorn LLC, dated August 6, 2016 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on From 8-K filed with the Securities and Exchange Commission on August 8, 2016).

2.2*	Warranty Deed Relating to the Sale and Purchase of Crisps Topco Limited, by and among certain individual warrantors and Thunderball Bidco Limited, dated August 6, 2016 (incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on From 8-K filed with the Securities and Exchange Commission on August 8, 2016).

4.1*	Amended and Restated Registration Rights Agreement, by and among the Company and certain of its stockholders.

10.1*	2015 Stock Option and Incentive Plan, and related form agreements thereunder.

10.2*	Credit Agreement, dated as of September 2, 2016, by and among the Company, certain subsidiaries of the Company, the financial institutions and agents listed therein, and Jefferies Finance LLC.

10.3*	Employment Agreement by and between the Company and David Milner dated as of June 24, 2010, as amended August 1, 2013 and September 2, 2016.

23.1	Consent of KPMG LLP, independent auditors of Tyrrells.

99.1*	Press Release, dated September 2, 2016, issued by Amplify Snack Brands, Inc. (regarding the announcement of the closing of the Transaction).

99.2	Audited consolidated financial statements of Tyrrells for the periods ended April 1, 2016 and March 27, 2015.

99.3	Unaudited pro forma condensed combined financial information of Amplify and Tyrrells for the year ended December 31, 2015 and for the nine months ended September 30, 2016.

*	Incorporated by reference to Exhibits 2.1, 2.2, 4.1, 10.1, 10.2, 10.3, and 99.1 filed with Amplify’s Current Report on Form 8-K, filed on September 2, 2016 (File No. 001-37530).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Amplify Snack Brands, Inc.
(Registrant)

By:	/s/ Brian Goldberg
Brian Goldberg
Chief Financial Officer

November 14, 2016

Exhibit Index

Exhibit No.	Description

2.1*	Share Purchase Agreement by and among Crisps Holdings Limited, individual selling equityholders, Thunderball Bidco Limited and SkinnyPop Popcorn LLC, dated August 6, 2016 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on From 8-K filed with the Securities and Exchange Commission on August 8, 2016).

2.2*	Warranty Deed Relating to the Sale and Purchase of Crisps Topco Limited, by and among certain individual warrantors and Thunderball Bidco Limited, dated August 6, 2016 (incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on From 8-K filed with the Securities and Exchange Commission on August 8, 2016).

4.1*	Amended and Restated Registration Rights Agreement, by and among the Company and certain of its stockholders.

10.1*	2015 Stock Option and Incentive Plan, and related form agreements thereunder.

10.2*	Credit Agreement, dated as of September 2, 2016, by and among the Company, certain subsidiaries of the Company, the financial institutions and agents listed therein, and Jefferies Finance LLC.

10.3*	Employment Agreement by and between the Company and David Milner dated as of June 24, 2010, as amended August 1, 2013 and September 2, 2016.

23.1	Consent of KPMG LLP, independent auditors of Tyrrells.

99.1*	Press Release, dated September 2, 2016, issued by Amplify Snack Brands, Inc. (regarding the announcement of the closing of the Transaction).

99.2	Audited consolidated financial statements of Tyrrells for the periods ended April 1, 2016 and March 27, 2015.

99.3	Unaudited pro forma condensed combined financial information of Amplify and Tyrrells for the year ended December 31, 2015 and for the nine months ended September 30, 2016.

*	Incorporated by reference to Exhibits 2.1, 2.2, 4.1, 10.1, 10.2, 10.3, and 99.1 filed with Amplify’s Current Report on Form 8-K, filed on September 2, 2016 (File No. 001-37530).